VOYA INVESTORS TRUST
Voya Large Cap Value Portfolio
(the “Portfolio”)
Supplement dated July 18, 2025
to the Portfolio’s Adviser Class, Institutional Class, Class R6, Service Class, and Service
2 Class Shares’ Prospectus, dated May 1, 2025, as supplemented
The Prospectus is revised as follows:
1.The sub-section of the Prospectus entitled “fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” in the Portfolio’s Summary Section is deleted in its entirety and replaced with the following:
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment
Class		ADV	I	R6	S	S2
Management Fees	%	0.74	0.74	0.74	0.74	0.74
Distribution and/or Shareholder	%	0.60	None	None	0.25	0.40
Services (12b-1) Fees
Other Expenses	%	0.13	0.13	0.02	0.13	0.13
Total Annual Portfolio Operating	%	1.47	0.87	0.76	1.12	1.27
Expenses
Waivers and Reimbursements2%		(0.18)	(0.18)	(0.07)	(0.18)	(0.18)
Total Annual Portfolio Operating	%	1.29	0.69	0.69	0.94	1.09
Expenses After Waivers and
Reimbursements
1.Expense information has been restated to reflect current contractual rates.
2.Voya Investments, LLC (the "Investment Adviser") is contractually obligated to limit expenses to 1.29%, 0.69%, 0.69%, 0.94%, and 1.09% for Class ADV, Class I, Class R6, Class S, and Class S2 shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of business, expenses of any counsel or other persons or services retained by the Board who are not “interested persons,” as that term is defined in the 1940 Act, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE